INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2013
INCOME TAX [Abstract]
Schedule of Deferred Tax Assets

	December 31,
	2013	2012
Deferred tax assets:
Net operating losses	$1,956,406	$981,191
Accrued expenses	167,880	166,872
Tax credit carryforwards	120,700	73,700
Depreciation and amortization	(137,528)	(36,395)
Other	5,842	5,842
Capitalized R&D	1,371,494	870,919
Total gross deferred tax assets	3,484,794	2,062,129
Valuation allowance	(3,484,794)	(2,062,129)
Total deferred tax assets	$-	$-